Cost of Revenues (Details) ¥ in Thousands, $ in Thousands		12 Months Ended
		Dec. 31, 2015 CNY (¥)	Dec. 31, 2015 USD ($)	Dec. 31, 2014 CNY (¥)	Dec. 31, 2013 CNY (¥)
Cost of Revenues [Abstract]
Revenue sharing fees		¥ 216,972	$ 33,495	¥ 192,076	¥ 249,797
Content and operational costs		406,741	62,790	376,555	277,038
Bandwidth costs		83,171	12,839	83,233	76,583
Sales taxes and surcharges		122,502	18,911	129,768	92,937
Total	[1]	¥ 829,386	$ 128,035	¥ 781,632	¥ 696,355

[1]	Revenues, cost of revenues and operating expenses include transactions with related parties as follows (Note 23): Net advertising revenues 45,127 55,565 71,048 10,969 Paid service revenues 413,407 291,610 276,712 42,717 Cost of revenues (76,491) (45,917) (49,363) (7,620) Sales and marketing expenses (1,040) (1,246) (1,788) (276) General and administrative expenses (404) (354) (1,812) (280)